Exhibit 99.2

PepsiCo

Unaudited Information

(in millions, except per share amounts)

	First Quarter		Index	Second Quarter		Index	Third Quarter		Index	Fourth Quarter		Index	Full Year		Index
	2003	2002		2003	2002		2003	2002		2003	2002		2003	2002
Operating Profit

Frito-Lay North America	$472	$442	107	$530	$496	107	$577	$529	109	$663	$614	108	$2,242	$2,081	108
PepsiCo Beverages North America	321	301	107	475	427	111	503	445	113	391	312	126	1,690	1,485	114
Quaker Foods North America	118	110	107	94	95	99	106	115	92	152	138	110	470	458	103

PepsiCo International	191	165	116	300	260	115	287	251	114	283	234	121	1,061	910	117

Total Division Operating Profit	1,102	1,018	108	1,399	1,278	109	1,473	1,340	110	1,489	1,298	115	5,463	4,934	111
Divested Businesses	26	—	NM	—	9	NM	—	6	NM	—	8	NM	26	23	NM
Merger-Related Costs	(11)	(36)	NM	(11)	(65)	NM	(9)	(33)	NM	(28)	(90)	NM	(59)	(224)	NM
Impairment and Restructuring Charges	—	—	NM	—	—	NM	—	—	NM	(147)	—	NM	(147)	—	NM
Corporate Unallocated	(91)	(101)	91	(97)	(90)	106	(100)	(110)	90	(214)	(137)	157	(502)	(438)	115

Total Operating Profit	1,026	881	116	1,291	1,132	114	1,364	1,203	113	1,100	1,079	102	4,781	4,295	111

Bottling Equity Income, net	15	27	56	95	94	102	136	130	104	77	29	NM	323	280	116
Interest Expense, net	(30)	(19)	158	(22)	(38)	58	(30)	(36)	83	(30)	(49)	62	(112)	(142)	79

Income Before Taxes	1,011	889	114	1,364	1,188	115	1,470	1,297	113	1,147	1,059	108	4,992	4,433	113

Provision for Income Taxes	313	287	109	420	380	111	458	413	111	233	353	66	1,424	1,433	99

Net Income	$698	$602	116	$944	$808	117	$1,012	$884	114	$914	$706	129	$3,568	$3,000	119

Diluted Earnings Per Common Share	$0.40	$0.33	120	$0.54	$0.45	122	$0.58	$0.50	117	$0.52	$0.40	130	$2.05	$1.68	122
Average shares outstanding—Diluted	1,730	1,796		1,736	1,808		1,745	1,784		1,743	1,749		1,739	1,782

Note: Indices based on unrounded amounts.

PepsiCo

Unaudited Information

(in millions, except per share amounts)

	Full Year			Index
	2003	2002	2001	03 vs 02	02 vs 01
Net Revenue	$26,971	$25,112	$23,512	107	107

Cost of Sales	12,379	11,497	10,750	108	107
Selling, general and administrative expenses	9,460	8,958	8,574	106	104
Amortization of intangibles	145	138	165	105	84
Merger-related costs	59	224	356	NM	NM
Other impairment and restructuring charges	147	—	31	NM	NM

Total costs and expenses	22,190	20,817	19,876	107	105

Total Operating Profit	4,781	4,295	3,636	111	118
Bottling Equity Income, net	323	280	160	116	175
Interest Expense, net	(112)	(142)	(152)	79	94

Income Before Taxes	4,992	4,433	3,644	113	122

Provision for Income Taxes	1,424	1,433	1,244	99	115

Net Income	$3,568	$3,000	$2,400	119	125

Diluted Earnings Per Common Share	$2.05	$1.68	$1.33	122	127
Average shares outstanding—Diluted	1,739	1,782	1,804

Note: Indices based on unrounded amounts.

PepsiCo

Unaudited Information

(in millions, except per share amounts)

	First Quarter			Index		Second Quarter			Index		Third Quarter			Index		Fourth Quarter			Index
	2003	2002	2001	03 vs 02	02 vs 01	2003	2002	2001	03 vs 02	02 vs 01	2003	2002	2001	03 vs 02	02 vs 01	2003	2002	2001	03 vs 02	02 vs 01
Net Revenue	$5,530	$5,311	$4,912	104	108	$6,538	$6,119	$5,807	107	105	$6,830	$6,300	$5,901	108	107	$8,073	$7,382	$6,892	109	107

Cost of Sales	2,534	2,430	2,252	104	108	2,992	2,776	2,638	108	105	3,116	2,873	2,683	108	107	3,737	3,418	3,177	109	108
Selling, general and administrative expenses	1,929	1,936	1,836	100	105	2,209	2,112	2,061	105	102	2,307	2,156	2,061	107	105	3,015	2,754	2,616	109	105
Amortization of intangibles	30	28	36	108	77	35	34	39	102	89	34	35	38	99	89	46	41	52	111	80
Merger-related costs	11	36	—	NM	NM	11	65	—	NM	NM	9	33	235	NM	NM	28	90	121	NM	NM
Other impairment and restructuring charges	—	—	4	—	NM	—	—	4	—	NM	—	—	13	—	NM	147	—	10	NM	NM

Total costs and expenses	4,504	4,430	4,128	102	107	5,247	4,987	4,742	105	105	5,466	5,097	5,030	107	101	6,973	6,303	5,976	111	105

Total Operating Profit	1,026	881	784	116	112	1,291	1,132	1,065	114	106	1,364	1,203	871	113	138	1,100	1,079	916	102	118

Bottling Equity Income, net	15	27	5	56	NM	95	94	63	102	149	136	130	85	104	152	77	29	7	NM	NM
Interest Expense, net	(30)	(19)	(32)	158	59	(22)	(38)	(41)	58	93	(30)	(36)	(35)	83	102	(30)	(49)	(44)	62	114

Income Before Taxes	1,011	889	757	114	117	1,364	1,188	1,087	115	109	1,470	1,297	921	113	141	1,147	1,059	879	108	120

Provision for Income Taxes	313	287	242	109	119	420	380	347	111	109	458	413	365	111	113	233	353	290	66	122

Net Income	$698	$602	$515	116	117	$944	$808	$740	117	109	$1,012	$884	$556	114	159	$914	$706	$589	129	120

Diluted Earnings Per Common Share	$0.40	$0.33	$0.29	120	117	$0.54	$0.45	$0.41	122	109	$0.58	$0.50	$0.31	117	162	$0.52	$0.40	$0.33	130	123
Average shares outstanding—Diluted	1,730	1,796	1,795			1,736	1,808	1,805			1,745	1,784	1,816			1,743	1,749	1,802

Note: Indices based on unrounded amounts.